Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
COSMO COMMUNICATIONS CORPORATION
FORM 10-K FOR THE YEAR ENDED MARCH 31, 2007
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Carol Atkinson, Chief Financial Officer of Cosmo Communications Corporation (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Annual Report on Form 10-KSB (the “Annual Report”) of the Company for the year ended March 31, 2007, which this certification accompanies (the "Annual Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 29, 2007	By:	/s/ Carol Atkinson
Name: Carol Atkinson Title: Chief Financial Officer (Principal Accounting Officer and Principal Financial Officer) and Director